Document and Entity Information (USD $)	12 Months Ended
	Nov. 30, 2010	Dec. 31, 2010 Common Stock	May 31, 2010 Common Stock	Dec. 31, 2010 Non-Voting Common Stock	May 31, 2010 Non-Voting Common Stock
Document Type	10-K
Amendment Flag	false
Document Period End Date	Nov 30, 2010
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2010
Entity Registrant Name	MCCORMICK & CO INC
Entity Central Index Key	0000063754
Current Fiscal Year End Date	--11-30
Entity Filer Category	Large Accelerated Filer
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Well-known Seasoned Issuer	Yes
Entity Common Stock Shares Outstanding		12,564,756		120,399,229
Entity Public Float			$ 282,349,049		$ 4,645,172,239

CONDENSED CONSOLIDATED INCOME STATEMENT (USD $) In Millions, except Per Share data	12 Months Ended
	Nov. 30, 2010	Nov. 30, 2009	Nov. 30, 2008
CONDENSED CONSOLIDATED INCOME STATEMENT
Net sales	$ 3,336.8	$ 3,192.1	$ 3,176.6
Cost of goods sold	1,919.1	1,864.9	1,888.4
Gross profit	1,417.7	1,327.2	1,288.2
Selling, general and administrative expense	907.9	846.6	870.6
Impairment charge			29
Restructuring charges		13.7	12.1
Operating income	509.8	466.9	376.5
Interest expense	49.3	52.8	56.7
Other income, net	2.2	2.4	18
Income from consolidated operations before income taxes	462.7	416.5	337.8
Income taxes	118	133	100.6
Net income from consolidated operations	344.7	283.5	237.2
Income from unconsolidated operations	25.5	16.3	18.6
Net income	$ 370.2	$ 299.8	$ 255.8
Earnings per share - basic	$ 2.79	$ 2.29	$ 1.98
Earnings per share - diluted	$ 2.75	$ 2.27	$ 1.94

CONDENSED CONSOLIDATED BALANCE SHEET (USD $) In Millions	Nov. 30, 2010	Nov. 30, 2009
Assets
Cash and cash equivalents	$ 50.8	$ 39.5
Trade accounts receivables, less allowances of $2.9 for 2010 and $4.5 for 2009	386.7	365.3
Inventories	477.6	457.6
Prepaid expenses and other current assets	100.8	108.1
Total current assets	1,015.9	970.5
Property, plant and equipment, net	488	489.8
Goodwill	1,417.4	1,479.7
Intangible assets, net	232.5	237.3
Investments and other assets	265.9	210.5
Total assets	3,419.7	3,387.8
Liabilities
Short-term borrowings	0.2	101.2
Current portion of long-term debt	100.2	14.9
Trade accounts payable	302.7	298.7
Other accrued liabilities	431.7	403.4
Total current liabilities	834.8	818.2
Long-term debt	779.9	875
Other long-term liabilities	342.3	351.1
Total liabilities	1,957	2,044.3
Shareholders' equity
Retained earnings	700.9	591.5
Accumulated other comprehensive (loss) income	(3.7)	109.1
Non-controlling interests	9	8.9
Total shareholders' equity	1,462.7	1,343.5
Total liabilities and shareholders' equity	3,419.7	3,387.8
Common Stock
Shareholders' equity
Common stock	282.7	235.1
Non-Voting Common Stock
Shareholders' equity
Common stock	$ 473.8	$ 398.9

CONDENSED CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Millions	Nov. 30, 2010	Nov. 30, 2009
Trade accounts receivable, Allowances	$ 2.9	$ 4.5
Common Stock
Common Stock, No Par Value
Common Stock, Shares Authorized	320	320
Common Stock, Shares, Outstanding	12.5	12.3
Non-Voting Common Stock
Common Stock, No Par Value
Common Stock, Shares Authorized	320	320
Common Stock, Shares, Outstanding	120.6	119.5

CONDENSED CONSOLIDATED CASH FLOW STATEMENT (USD $) In Millions	12 Months Ended
	Nov. 30, 2010	Nov. 30, 2009	Nov. 30, 2008
Operating activities
Net income	$ 370.2	$ 299.8	$ 255.8
Adjustments to reconcile net income to net cash flow from operating activities:
Depreciation and amortization	95.1	94.3	85.6
Stock-based compensation	11.9	12.7	18.2
Loss (gain) on sale of assets	(0.1)	0.3	(22.9)
Impairment charge			29
Deferred income taxes	10.5	24	(8.8)
Income from unconsolidated operations	(25.5)	(16.3)	(18.6)
Changes in operating assets and liabilities:
Trade accounts receivable	(38.2)	45.8	(7.7)
Inventories	(26.8)	15.6	(26.8)
Trade accounts payable	10.5	3.4	40.8
Other assets and liabilities	(38.1)	(74.7)	(43.4)
Dividends from unconsolidated affiliates	18	10.9	13.4
Net cash provided by operating activities	387.5	415.8	314.6
Investing activities
Acquisitions of businesses and joint venture interests	(46.9)		(693.3)
Capital expenditures	(89)	(82.4)	(85.8)
Proceeds from sale of business			14
Proceeds from sale of property, plant and equipment	6.2	0.6	18.1
Net cash used in investing activities	(129.7)	(81.8)	(747)
Financing activities
Short-term borrowings, net	(99.6)	(201.8)	156.5
Long-term debt borrowings			503
Long-term debt repayments	(14.4)	(50.4)	(150.4)
Proceeds from exercised stock options	73.6	35.8	48.8
Common stock acquired by purchase	(82.5)		(11)
Dividends paid	(138.2)	(125.4)	(113.5)
Net cash (used in) provided by financing activities	(261.1)	(341.8)	433.4
Effect of exchange rate changes on cash and cash equivalents	14.6	8.4	(8)
Increase (decrease) in cash and cash equivalents	11.3	0.6	(7)
Cash and cash equivalents at beginning of year	39.5	38.9	45.9
Cash and cash equivalents at end of year	$ 50.8	$ 39.5	$ 38.9

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (USD $) In Millions	Common Stock	Non-Voting Common Stock	Retained Earnings	Accumulated Other Comprehensive (Loss) Income	Non-controlling Interest	Total
Balance, Shares at Nov. 30, 2007	12.8	115
Balance, Value at Nov. 30, 2007	$ 501		$ 323.8	$ 260.3	$ 9.9	$ 1,095
Comprehensive income:
Net income			255.8			255.8
Net income (loss) attributable to non-controlling interest					(0.3)	(0.3)
Currency translation adjustments				(240.4)	(2.1)	(242.5)
Change in derivative financial instruments, net of tax				10		10
Unrealized components of pension plans, net of tax				18.2		18.2
Comprehensive income						41.2
Dividends			(116.7)			(116.7)
Adjustment for new accounting			(12.8)			(12.8)
Stock-based compensation	18.2					18.2
Shares purchased and retired, Shares	(0.7)	(0.2)
Shares purchased and retired, Value	(10.9)		(24.7)			(35.6)
Shares issued, including tax benefit, Shares	2.4	0.8
Shares issued, including tax benefit, Value	73.5					73.5
Equal exchange	(2.2)	2.2
Balance, Shares at Nov. 30, 2008	12.3	117.8
Balance, Value at Nov. 30, 2008	581.8		425.4	48.1	7.5	1,062.8
Comprehensive income:
Net income			299.8			299.8
Net income (loss) attributable to non-controlling interest					0.6	0.6
Currency translation adjustments				187	0.8	187.8
Change in derivative financial instruments, net of tax				(4.6)		(4.6)
Unrealized components of pension plans, net of tax				(121.4)		(121.4)
Comprehensive income						362.2
Dividends			(128.5)			(128.5)
Adjustment for new accounting			(1.5)			(1.5)
Stock-based compensation	12.7					12.7
Shares purchased and retired, Shares	(0.1)
Shares purchased and retired, Value	(3.1)		(3.7)			(6.8)
Shares issued, including tax benefit, Shares	1.3	0.5
Shares issued, including tax benefit, Value	42.6					42.6
Equal exchange	(1.2)	1.2
Balance, Shares at Nov. 30, 2009	12.3	119.5
Balance, Value at Nov. 30, 2009	634		591.5	109.1	8.9	1,343.5
Comprehensive income:
Net income			370.2			370.2
Net income (loss) attributable to non-controlling interest					0.6	0.6
Currency translation adjustments				(108.5)	0.1	(108.4)
Change in derivative financial instruments, net of tax				(0.1)		(0.1)
Unrealized components of pension plans, net of tax				(4.2)		(4.2)
Comprehensive income						258.1
Dividends			(141.3)			(141.3)
Dividends attributable to non-controlling interest					(0.6)	(0.6)
Stock-based compensation	11.9					11.9
Shares purchased and retired, Shares	(1.5)	(2.3)
Shares purchased and retired, Value	(38.8)		(119.5)			(158.3)
Shares issued, including tax benefit, Shares	3.8	1.3
Shares issued, including tax benefit, Value	149.4					149.4
Equal exchange	(2.1)	2.1
Balance, Shares at Nov. 30, 2010	12.5	120.6
Balance, Value at Nov. 30, 2010	$ 756.5		$ 700.9	$ (3.7)	$ 9	$ 1,462.7

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Millions	12 Months Ended
	Nov. 30, 2010	Nov. 30, 2009	Nov. 30, 2008
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
Derivative financial instruments, tax	$ 1.2	$ 1.8	$ 4.9
Unrealized components of pension plans, tax	3.6	55.8	7.4
Shares issued, tax benefit	$ 17.5	$ 7.2	$ 14.4

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Nov. 30, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation

The financial statements include the accounts of our majority-owned or controlled subsidiaries and affiliates. Intercompany transactions have been eliminated. Investments in unconsolidated affiliates, over which we exercise significant influence, but not control, are accounted for by the equity method. Accordingly, our share of net income or loss of unconsolidated affiliates is included in net income.

Use of Estimates

Preparation of financial statements that follow accounting principles generally accepted in the U.S. requires us to make estimates and assumptions that affect the amounts reported in the financial statements and notes. Actual amounts could differ from these estimates.

Cash and Cash Equivalents

All highly liquid investments purchased with an original maturity of three months or less are classified as cash equivalents.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined using standard or average costs which approximate the first-in, first-out costing method.

Property, Plant and Equipment

Property, plant and equipment is stated at historical cost and depreciated over its estimated useful life using the straight-line method for financial reporting and both accelerated and straight-line methods for tax reporting. The estimated useful lives range from 20 to 40 years for buildings and 3 to 12 years for machinery, equipment and computer software. Repairs and maintenance costs are expensed as incurred.

We capitalize costs of software developed or obtained for internal use. Capitalized software development costs include only (1) direct costs paid to others for materials and services to develop or buy the software, (2) payroll and payroll-related costs for employees who work directly on the software development project and (3) interest costs while developing the software. Capitalization of these costs stops when the project is substantially complete and ready for use. Software is amortized using the straight-line method over a range of 3 to 8 years, but not exceeding the expected life of the product. We capitalized  $13.3 million of software during the year ended November 30, 2010,  $20.1 million during the year ended November 30, 2009 and  $12.1 million during the year ended November 30, 2008.

Goodwill and Other Intangible Assets

We review the carrying value of goodwill and non-amortizable intangible assets and conduct tests of impairment on an annual basis as described below. We also test goodwill for impairment if events or circumstances indicate that it is more likely than not that the fair value of a reporting unit is below its carrying amount and test non-amortizing intangible assets for impairment if events or changes in circumstances indicate that the asset might be impaired. Separable intangible assets that have finite useful lives are amortized over those lives.

Determining the fair value of a reporting unit or an indefinite-lived purchased intangible asset is judgmental in nature and involves the use of significant estimates and assumptions. These estimates and assumptions include revenue growth rates and operating margins used to calculate projected future cash flows, risk-adjusted discount rates, assumed royalty rates, future economic and market conditions and determination of appropriate market comparables. We base our fair value estimates on assumptions we believe to be reasonable but that are unpredictable and inherently uncertain. Actual future results may differ from these estimates.

Goodwill Impairment

Our reporting units used to assess potential goodwill impairment are the same as our business segments. We calculate fair value of a reporting unit by using a discounted cash flow model and then compare that to the carrying amount of the reporting unit, including intangible assets and goodwill. If the carrying amount of the reporting unit exceeds the calculated fair value, then we would determine the implied fair value of the reporting unit's goodwill. An impairment charge would be recognized to the extent the carrying amount of goodwill exceeds the implied fair value.

Non-Amortizable Intangible Asset Impairment

Our non-amortizable intangible assets consist of brand names and trademarks. We calculate fair value by using a discounted cash flow model or relief-from-royalty method and then compare that to the carrying amount of the non-amortizable intangible asset. If the carrying amount of the non-amortizable intangible asset exceeds its fair value, an impairment charge would be recorded to the extent the recorded non-amortizable intangible asset exceeds the fair value.

See note 4 for a discussion of the Silvo brand name impairment charge recorded in 2008.

Prepaid Allowances

Prepaid allowances arise when we prepay sales discounts and marketing allowances to certain customers on multi-year sales contracts. These costs are capitalized and amortized against net sales. The majority of our contracts are for a specific committed customer sales volume while others are for a specific time duration.

Prepaid allowances on volume-based contracts are amortized based on the actual volume of customer purchases, while prepaid allowances on time-based contracts are amortized on a straight-line basis over the life of the contract. The amounts on the balance sheet are stated at the lower of unamortized cost or our estimate of the net realizable value of these allowances and are included in the line item "Investments and other assets."

Revenue Recognition

We recognize revenue when we have an agreement with the customer, the product has been delivered to the customer, the sales price is fixed and collectibility is reasonably assured. We reduce revenue for estimated product returns, allowances and price discounts based on historical experience and contractual terms.

Trade allowances, consisting primarily of customer pricing allowances, merchandising funds and consumer coupons, are offered through various programs to customers and consumers. Revenue is recorded net of trade allowances.

Trade accounts receivable are amounts billed and currently due from customers. We have an allowance for doubtful accounts to reduce our receivables to their net realizable value. We estimate the allowance for doubtful accounts based on our history of collections and the aging of our receivables.

Shipping and Handling

Shipping and handling costs on our products sold to customers are included in selling, general and administrative expense in the income statement. Shipping and handling expense was  $77.7 million,  $73.5 million and  $84.0 million for 2010, 2009 and 2008, respectively.

Research and Development

Research and development costs are expensed as incurred and are included in selling, general and administrative expense in the income statement. Research and development expense was  $52.7 million,  $48.9 million and  $51.0 million for 2010, 2009 and 2008, respectively.

Brand Marketing Support

Total brand marketing support costs, which are included in selling, general and administrative expense in the income statement, were  $167.2 million,  $146.5 million and  $127.0 million for 2010, 2009 and 2008, respectively. Brand marketing support costs include advertising, promotions and customer trade funds used for cooperative advertising. Promotion costs include consumer promotions, point of sale materials and sampling programs. Advertising costs include the development, production and communication of advertisements through print, television, radio, the internet and in-store displays. These advertisements are expensed in the period in which they first run. Advertising expense was  $71.7 million,  $63.8 million and  $57.4 million for 2010, 2009 and 2008, respectively.

Recently Issued Accounting Pronouncements

In December 2008, the Financial Accounting Standards Board (FASB) issued guidance on providing disclosures about plan assets of an employer's defined benefit pension plan. We have adopted this pronouncement effective for our year ending November 30, 2010 and have included the additional disclosures in note 9.

In December 2007, the FASB issued a standard that outlines the accounting and reporting for ownership interest in a subsidiary held by parties other than the parent company (formerly referred to as minority interests). Non-controlling interests of  $8.9 million at November 30, 2009 were reclassified from other long-term liabilities to shareholders equity in our balance sheet. Elimination of the income attributable to non-controlling interests was not material and is recorded in income from unconsolidated operations.

In December 2007, the FASB issued a standard on business combinations. This standard establishes principles and requirements for how an acquirer recognizes and measures the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. This standard also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. It is effective for our acquisitions made after November 30, 2009. There were no material impacts from this standard for our acquisitions made in fiscal year 2010, although its implementation may have a material impact on our financial statements for businesses we acquire in future years.

In September 2006, the FASB issued a standard that requires us to (a) record an asset or a liability on our balance sheet for our pension plans' overfunded or underfunded status (b) record any changes in the funded status of our pension and postretirement plans in the year in which the changes occur (reported in comprehensive income) and (c) measure our pension and postretirement assets and liabilities at November 30 versus our previous measurement date of September 30. We complied with the requirement to record the funded status and provided additional disclosures with our financial statements for our year ended November 30, 2007. Effective with our first quarter of 2009 financial statements, we adopted the portion of the standard to eliminate the difference between our plans' measurement date and our November 30 fiscal year-end. The standard provides two approaches to transition to a fiscal year-end measurement date, both of which are to be applied prospectively. We elected to apply the transition option under which a 14-month measurement period (from September 30, 2008 through November 30, 2009) was used to determine our 2009 fiscal year pension expense. Because of the 14-month measurement period, we recorded a  $2.3 million ( $1.5 million, net of tax) decrease to retained earnings with a corresponding increase to other long-term liabilities effective December 1, 2008.

ACQUISITIONS	12 Months Ended
Nov. 30, 2010
ACQUISITIONS
ACQUISITIONS

2. ACQUISITIONS

Acquisitions are part of our strategy to improve margins and increase sales and profits.

In November 2010, we completed our purchase of a 26% non-controlling interest in Eastern Condiments Private Limited (Eastern) in cash for a total cost of  $37.7 million. Eastern, based in India, is a leading brand of spices, seasonings and other related food products sold in India and the Middle East.

In September 2010, we purchased the assets of Caamacosta, Inc. ("Caamacosta") for  $11.5 million in cash. This business operates in North America and is included in our consumer segment from the date of acquisition. Caamacosta packages, distributes and sells spices, herbs, chilies, corn husks and other Mexican specialty food items under the El Bravo brand. Prior to year-end, we completed the valuation of assets for Caamacosta which resulted in  $0.5 million being allocated to tangible net assets,  $1.9 million allocated to other amortizable intangible assets and  $9.1 million allocated to goodwill.

In July 2008, we completed the purchase of the assets of the Lawry's business. Lawry's manufactures and sells a variety of marinades and seasoning blends under the well-known Lawry's brand in North America. The acquisition included the rights to the brands as well as related inventory and a small number of dedicated production lines. It did not include any manufacturing facilities or employees. The distribution of Lawry's sales was approximately 90% to our consumer segment and 10% to our industrial segment.

The purchase price was  $603.5 million in cash, the assumption of certain liabilities relating to the purchased assets and transaction costs of  $11.5 million. We used cash on hand and borrowings under our commercial paper program to initially fund the purchase price. In September 2008 we issued  $250 million in medium-term debt ( $248 million in net proceeds) to repay a portion of our outstanding commercial paper issued to fund the Lawry's acquisition (see note 6). The transaction underwent a regulatory review and the Federal Trade Commission issued its final order. In compliance with that order, we sold our Season-All business to Morton International, Inc. in July 2008. With annual sales of approximately  $18 million, the Season-All business was sold for  $15 million in cash (with net cash proceeds of  $14 million). This resulted in a pre-tax gain of  $12.9 million which was recorded as part of Other income in our income statement for 2008.

During 2009, we completed the final valuation of assets for Lawry's which resulted in  $9.4 million being allocated to tangible net assets,  $62.4 million allocated to other intangibles assets and  $543.2 million allocated to goodwill. The final valuation was determined utilizing predominately discounted cash flow models and reflects a  $135.5 million reclassification from brands and other intangible assets to goodwill from the preliminary allocation recorded in July 2008. The resulting change to amortization expense was not material. The value for brands and other intangible assets consists of  $14.4 million which is amortizable and  $48.0 million which is non-amortizable. The weighted average amortization period for the amortizable intangible assets is 23.8 years. For tax purposes, goodwill resulting from the acquisition is deductible.

In these financial statements we have not included pro-forma historical information, as if the results of Lawry's had been included from the beginning of the periods presented, since the use of forward-looking information would be necessary in order to meaningfully present the effects of the acquisition. Forward-looking information, rather than historical information, would be required as Lawry's was operated as a part of a larger business within Unilever N.V., and the expense structure and level of brand support would have been different under our ownership. Net incremental sales from this acquisition are approximately  $150 million.

In February 2008, we purchased Billy Bee Honey Products Ltd. (Billy Bee) for  $76.4 million in cash, a business which operates in North America and is primarily included in our consumer segment from the date of acquisition. Billy Bee markets and sells under the Billy Bee brand. The annual sales of this business were approximately  $35.0 million at the time of acquisition and include branded, private label and industrial products.

During 2009, we completed the final valuation of assets for Billy Bee which resulted in  $5.7 million being allocated to tangible net assets,  $12.0 million allocated to other intangibles assets and  $58.7 million allocated to goodwill. This valuation was not significantly different than the preliminary valuation recorded in February 2008. The value for brands and other intangible assets consists of  $4.1 million which is amortizable and  $7.9 million which is non-amortizable.

GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Nov. 30, 2010
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

3. GOODWILL AND INTANGIBLE ASSETS

The following table displays intangible assets as of November 30, 2010 and 2009:

	2010		2009
(millions)	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Amortizable intangible assets	$50.8	$17.7	$49.3	$14.4
Non-amortizable intangible assets:
Goodwill	1,417.4		1,479.7
Brand names	188.8		192.4
Trademarks	10.6		10.0

	1,616.8		1,682.1

Total goodwill and intangible assets	$1,667.6	$17.7	$1,731.4	$14.4

Intangible asset amortization expense was  $3.5 million,  $1.3 million and  $5.9 million for 2010, 2009 and 2008, respectively. At November 30, 2010, amortizable intangible assets had an average remaining life of approximately 16 years.

The changes in the carrying amount of goodwill by segment for the years ended November 30, 2010 and 2009 are as follows:

	2010		2009
(millions)	Consumer	Industrial	Consumer	Industrial
Beginning of year	$1,334.5	$145.2	$1,110.0	$120.2
Purchase price allocation	—	—	122.5	19.9
Goodwill acquired	9.1	—	—	—
Foreign currency fluctuations	(70.3)	(1.1)	102.0	5.1

End of year	$1,273.3	$144.1	$1,334.5	$145.2

IMPAIRMENT CHARGE	12 Months Ended
Nov. 30, 2010
IMPAIRMENT CHARGE
IMPAIRMENT CHARGE

4. IMPAIRMENT CHARGE

During our annual impairment testing in the fourth quarter of 2008, we calculated the fair value of the Silvo brand in The Netherlands using the relief-from-royalty method and determined that it was lower than its carrying value. Consequently, we recorded a non-cash impairment charge of  $29.0 million in our consumer business segment.

INVESTMENTS IN AFFILIATES	12 Months Ended
Nov. 30, 2010
INVESTMENTS IN AFFILIATES
INVESTMENTS IN AFFILIATES

5. INVESTMENTS IN AFFILIATES

Summarized annual and year-end information from the financial statements of unconsolidated affiliates representing 100% of the businesses follows:

(millions)	2010	2009	2008
Net sales	$538.3	$480.6	$483.8
Gross profit	205.2	163.8	167.0
Net income	51.6	34.6	36.7

Current assets	$245.2	$190.7	$178.7
Noncurrent assets	81.5	54.1	54.1
Current liabilities	105.9	96.3	105.3
Noncurrent liabilities	26.5	9.6	9.3

Our share of undistributed earnings of unconsolidated affiliates was  $66.9 million at November 30, 2010. Royalty income from unconsolidated affiliates was  $14.5 million,  $12.8 million and  $13.3 million for 2010, 2009 and 2008, respectively.

Our principal investment in unconsolidated affiliates is a 50% interest in McCormick de Mexico, S.A. de C.V.

FINANCING ARRANGEMENTS	12 Months Ended
Nov. 30, 2010
FINANCING ARRANGEMENTS
FINANCING ARRANGEMENTS

6. FINANCING ARRANGEMENTS

Our outstanding debt is as follows:

(millions)	2010	2009
Short-term borrowings
Commercial paper	—	$100.0
Other	$0.2	1.2

	$0.2	$101.2

Weighted-average interest rate of short-term borrowings at year-end	8.8%	0.4%
Long-term debt
5.80% medium-term notes due 2011	$100.0	$100.0
5.25% medium-term notes due 2013(1)	250.0	250.0
5.20% medium-term notes due 2015(2)	200.0	200.0
5.75% medium-term notes due 2017(3)	250.0	250.0
7.63%–8.12% medium-term notes due 2024	55.0	55.0
Other	8.9	21.6
Unamortized discounts and fair value adjustments	16.2	13.3

	880.1	889.9
Less current portion	100.2	14.9

	$779.9	$875.0

(1)	Interest rate swaps, settled upon the issuance of these medium-term notes in 2008, effectively fixed the interest rate on the $250 million notes at a weighted average fixed rate of 5.54%.
(2)	The fixed interest rate on $100 million of the 5.20% medium-term notes due in 2015 is effectively converted to a variable rate by interest rate swaps through 2015. Net interest payments are based on 3 month LIBOR minus 0.05% during this period (our effective rate as of November 30, 2010 was 0.25%).
(3)	Interest rate swaps, settled upon the issuance of these medium-term notes in 2007, effectively fixed the interest rate on the $250 million notes at a weighted average fixed rate of 6.25%.

Maturities of long-term debt during the years subsequent to November 30, 2011 are as follows (in millions):

2012	$0.3
2013	250.3
2014	0.4
2015	200.6
Thereafter	312.1

In September 2008, we issued  $250 million of 5.25% notes due 2013, with net cash proceeds received of  $248.0 million. Interest is payable semiannually in arrears in March and September of each year. Of these notes,  $100 million were subject to an interest rate hedge as further discussed in note 7. The net proceeds from this offering were used to pay down commercial paper which was issued for the purchase of the Lawry's business (see note 2).

In December 2007, we issued  $250 million of 5.75% medium-term notes which are due in 2017, with net cash proceeds received of  $248.3 million. These notes were also subject to an interest rate hedge as further discussed in note 7. The net proceeds were used to repay  $150 million of debt which matured in 2008 with the remainder used to repay short-term debt.

We have available credit facilities with domestic and foreign banks for various purposes. Some of these lines are committed lines and others are uncommitted lines and could be withdrawn at various times. In July 2007, we entered into a  $500 million, five-year committed revolving credit agreement with various banks for general business purposes. Our current pricing under this credit agreement, on a fully drawn basis, is LIBOR plus 0.25%. This facility supports our commercial paper program and we have  $500 million of capacity at November 30, 2010, of which none was used to support issued commercial paper. In addition, we have several uncommitted lines which have a total unused capacity at November 30, 2010 of  $91.4 million. These lines by their nature can be withdrawn based on the lenders' discretion. Committed credit facilities require a fee and annual commitment fees at November 30, 2010 and 2009 were  $0.4 million.

Rental expense under operating leases was  $27.3 million in 2010,  $26.8 million in 2009 and  $27.5 million in 2008. Future annual fixed rental payments for the years ending November 30 are as follows (in millions):

2011	$20.4
2012	15.5
2013	11.7
2014	9.5
2015	8.0
Thereafter	16.3

At November 30, 2010, we had guarantees outstanding of  $0.6 million with terms of one year or less. At November 30, 2010 and 2009, we had outstanding letters of credit of  $28.7 million and  $30.0 million, respectively. These letters of credit typically act as a guarantee of payment to certain third parties in accordance with specified terms and conditions. The unused portion of our letter of credit facility was  $44.8 million at November 30, 2010.

FINANCIAL INSTRUMENTS	12 Months Ended
Nov. 30, 2010
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

7. FINANCIAL INSTRUMENTS

We use derivative financial instruments to enhance our ability to manage risk, including foreign currency and interest rate exposures, which exists as part of our ongoing business operations. We do not enter into contracts for trading purposes, nor are we a party to any leveraged derivative instrument and all derivatives are designated as hedges. The use of derivative financial instruments is monitored through regular communication with senior management and the use of written guidelines.

Foreign Currency

We are potentially exposed to foreign currency fluctuations affecting net investments, transactions and earnings denominated in foreign currencies. We selectively hedge the potential effect of these foreign currency fluctuations by entering into foreign currency exchange contracts with highly-rated financial institutions.

Contracts which are designated as hedges of anticipated purchases denominated in a foreign currency (generally purchases of raw materials in U.S. dollars by operating units outside the U.S.) are considered cash flow hedges. The gains and losses on these contracts are deferred in other comprehensive income until the hedged item is recognized in cost of goods sold, at which time the net amount deferred in other comprehensive income is also recognized in cost of goods sold. Gains and losses from hedges of assets, liabilities or firm commitments are recognized through income, offsetting the change in fair value of the hedged item.

At November 30, 2010, we had foreign currency exchange contracts to purchase or sell  $208.2 million of foreign currencies versus  $307.8 million at November 30, 2009. All of these contracts were designated as hedges of anticipated purchases denominated in a foreign currency or hedges of foreign currency denominated assets or liabilities. Hedge ineffectiveness was not material. At November 30, 2010, we had  $133.0 million of notional contracts that have durations of less than 15 days that are used to hedge short-term cash flow funding. The remaining contracts have durations of one to thirteen months.

Interest Rates

We finance a portion of our operations with both fixed and variable rate debt instruments, primarily commercial paper, notes and bank loans. We utilize interest rate swap agreements to minimize worldwide financing costs and to achieve a desired mix of variable and fixed rate debt.

We entered into three separate forward treasury lock agreements totaling  $100 million in July and August of 2008. These forward treasury lock agreements were executed to manage the interest rate risk associated with the forecasted issuance of  $250 million of fixed rate medium-term notes issued in September 2008. We cash settled these treasury lock agreements, which were designated as cash flow hedges, for a loss of  $1.5 million simultaneous with the issuance of the notes and effectively fixed the interest rate on the  $250 million notes at a weighted average fixed rate of 5.54%. The loss on these agreements was deferred in other comprehensive income and is being amortized over the five-year life of the medium-term notes as a component of interest expense. Hedge ineffectiveness of these agreements was not material.

In August 2007, we entered into  $150 million of forward treasury lock agreements to manage the interest rate risk associated with the forecasted issuance of  $250 million of fixed rate medium-term notes issued in December 2007. We cash settled these treasury lock agreements for a loss of  $10.5 million simultaneous with the issuance of the medium-term notes and effectively fixed the interest rate on the  $250 million notes at a weighted-average fixed rate of 6.25%. We had designated these forward treasury lock agreements as cash flow hedges. The loss on these agreements was deferred in other comprehensive income and is being amortized over the 10-year life of the medium-term notes as a component of interest expense. Hedge ineffectiveness of these agreements was not material.

In March 2006, we entered into interest rate swap contracts for a total notional amount of  $100 million to receive interest at 5.20% and pay a variable rate of interest based on three-month LIBOR minus .05%. We designated these swaps, which expire in December 2015, as fair value hedges of the changes in fair value of  $100 million of the  $200 million 5.20% medium-term notes due 2015 that we issued in December 2005. Any unrealized gain or loss on these swaps will be offset by a corresponding increase or decrease in value of the hedged debt. No hedge ineffectiveness is recognized as the interest rate swaps qualify for the "shortcut" treatment as defined under U.S. Generally Accepted Accounting Principles.

The following tables disclose the derivative instruments on our balance sheet as of November 30, 2010 and 2009, which are all recorded at fair value:

As of November 30, 2010:

(millions)	Asset Derivatives			Liability Derivatives
Derivatives	Balance sheet location	Notional amount	Fair value	Balance sheet location	Notional amount	Fair value
Interest rate contracts	Other current assets	$100.0	$19.2	—	—	—
Foreign exchange contracts	Other current assets	4.5	0.2	Other accrued liabilities	$203.7	$2.8

Total		$104.5	$19.4		$203.7	$2.8

As of November 30, 2009:
( millions)	Asset Derivatives			Liability Derivatives
Derivatives	Balance sheet location	Notional amount	Fair value	Balance sheet location	Notional amount	Fair value
Interest rate contracts	Other current assets	$100.0	$17.0	—	—	—
Foreign exchange contracts	Other current assets	36.3	1.4	Other accrued liabilities	$271.5	$3.5

Total		$136.3	$18.4		$271.5	$3.5

The following tables disclose the impact of derivative instruments on other comprehensive income (OCI), accumulated other comprehensive income (AOCI) and our income statement for the years ended November 30, 2010 and 2009:

Fair value hedges (millions)
				Income
	Income statement			(expense)
Derivative	location			2010	2009
Interest rate contracts	Interest expense			$4.9	$4.1

Cash flow hedges (millions)
	Gain (loss) recognized		Income	Gain (loss) reclassified
	in OCI		statement	from AOCI
Derivative	2010	2009	location	2010	2009
Terminated interest rate contracts	—	—	Interest expense	$(1.4)	$(1.4)
Foreign exchange contracts	$(0.9)	$(3.0)	Cost of goods sold	(0.1)	5.3

Total	$(0.9)	$(3.0)		$(1.5)	$3.9

The amount of gain or loss recognized in income on the ineffective portion of derivative instruments is not material. The net amount of other comprehensive income expected to be reclassified into income in the next 12 months is a  $2.4 million decrease to earnings.

Fair Value of Financial Instruments

The carrying amount and fair value of financial instruments at November 30, 2010 and 2009 were as follows:

	2010		2009
(millions)	Carrying amount	Fair value	Carrying amount	Fair value
Long-term investments	$65.8	$65.8	$54.5	$54.5
Long-term debt	880.1	959.4	889.9	954.1
Derivatives related to:
Interest rates	19.2	19.2	17.0	17.0
Foreign currency assets	0.2	0.2	1.4	1.4
Foreign currency liabilities	2.8	2.8	3.5	3.5

Because of their short-term nature, the amounts reported in the balance sheet for cash and cash equivalents, receivables, short-term borrowings and trade accounts payable approximate fair value.

Investments in affiliates are not readily marketable, and it is not practicable to estimate their fair value. Long-term investments are comprised of fixed income and equity securities held on behalf of employees in certain employee benefit plans and are stated at fair value on the balance sheet. The cost of these investments was  $54.6 million and  $55.6 million at November 30, 2010 and 2009, respectively.

Concentrations of Credit Risk

The customers of our consumer business are predominantly food retailers and food wholesalers. Consolidations in these industries have created larger customers. In addition, competition has increased with the growth in alternative channels including mass merchandisers, dollar stores, warehouse clubs and discount chains. This has caused some customers to be less profitable and increased our exposure to credit risk. We are potentially exposed to concentrations of credit risk with trade accounts receivable, prepaid allowances and financial instruments. Because we have a large and diverse customer base with no single customer accounting for a significant percentage of trade accounts receivable and prepaid allowances, there was no material concentration of credit risk in these accounts at November 30, 2010. Current credit markets are highly volatile and some of our customers and counterparties are highly leveraged. We continue to closely monitor the credit worthiness of our customers and counterparties. We feel that the allowance for doubtful accounts properly recognized trade receivables at realizable value. We consider nonperformance credit risk for other financial instruments to be insignificant.

FAIR VALUE MEASUREMENTS	12 Months Ended
Nov. 30, 2010
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

8. FAIR VALUE MEASUREMENTS

Fair value can be measured using valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). Accounting standards utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect management's own assumptions.

Our population of assets and liabilities subject to fair value measurements on a recurring basis at November 30, 2010 are as follows:

		Fair value measurements
		using fair value hierarchy
(millions)	Fair value	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$50.8	$50.8	—	—
Long-term investments	65.8	13.0	$52.8	—
Interest rate derivatives	19.2	—	19.2	—
Foreign currency derivatives	0.2	—	0.2	—

Total	$136.0	$63.8	$72.2	—

Liabilities
Foreign currency derivatives	$2.8	—	$2.8	—

Total	$2.8	—	$2.8	—

The fair values of long-term investments are based on quoted market prices from various stock and bond exchanges. The fair values for interest rate and foreign currency derivatives are based on quotations from various banks for similar instruments using models with market-based inputs.

EMPLOYEE BENEFIT AND RETIREMENT PLANS	12 Months Ended
Nov. 30, 2010
EMPLOYEE BENEFIT AND RETIREMENT PLANS
EMPLOYEE BENEFIT AND RETIREMENT PLANS

9. EMPLOYEE BENEFIT AND RETIREMENT PLANS

We sponsor defined benefit pension plans in the U.S. and certain foreign locations. In addition, we sponsor 401(k) retirement plans in the U.S. and contribute to government-sponsored retirement plans in locations outside the U.S. We also currently provide postretirement medical and life insurance benefits to certain U.S. employees.

We adopted new accounting and disclosures for pension plans in 2008, 2009 and 2010 (see note 1 for further details).

Included in accumulated other comprehensive income at November 30, 2010 was  $272.4 million ( $181.8 million net of tax) related to net unrecognized actuarial losses and unrecognized prior service credit that have not yet been recognized in net periodic pension or postretirement benefit cost. We expect to recognize  $11.1 million ( $7.6 million net of tax) of actuarial losses, net of prior service credit in net periodic pension and postretirement benefit expense during 2011.

Defined Benefit Pension Plans

The significant assumptions used to determine benefit obligations are as follows:

	United States		International
	2010	2009	2010	2009
Discount rate—funded plan	6.0%	6.3%	5.6%	5.9%
Discount rate—unfunded plan	5.8%	6.0%	—	—
Salary scale	3.8%	3.8%	3.0–3.8%	3.0–3.8%
Expected return on plan assets	8.3%	8.3%	7.2%	7.2%

Annually, we undertake a process, with the assistance of our external investment consultants, to evaluate the appropriate projected rates of return to use for our pension plans' assumptions. We engage our investment consultant's research team to develop capital market assumptions for each asset category in our plans to project investment returns into the future. The specific methods used to develop expected return assumptions vary by asset category. We adjust the outcomes for the fact that plan assets are invested with actively managed funds and subject to tactical asset reallocation. This process and the outcomes are reviewed with our internal investment committee for approval as the final plan asset returns used in our valuations of the pension obligations.

Our pension expense was as follows:

	United States			International
(millions)	2010	2009	2008	2010	2009	2008
Service cost	$12.8	$8.4	$10.6	$5.6	$4.7	$5.0
Interest costs	29.2	27.9	26.1	11.5	10.3	9.9
Expected return on plan assets	(32.0)	(28.0)	(26.4)	(13.7)	(11.7)	(10.5)
Amortization of prior service costs	0.1	—	—	0.3	0.3	0.3
Recognized net actuarial loss	11.8	1.0	4.8	1.5	—	1.5
Other	—	—	—	0.1	—	0.1

	$21.9	$9.3	$15.1	$5.3	$3.6	$6.3

The benefit obligation, fair value of plan assets and a reconciliation of the pension plans' funded status as of November 30 follows:

	United States		International
(millions)	2010	2009	2010	2009
Change in benefit obligation:
Benefit obligation at beginning of year	$478.5	$342.6	$203.3	$146.4
Adjustments due to new measurement date:
Service and interest cost	—	6.1	—	2.3
Benefit payments, employee contributions and expenses	—	(3.4)	—	—
Service cost	12.8	8.4	5.6	4.7
Interest costs	29.2	27.9	11.5	10.3
Employee contributions	—	—	1.6	1.8
Plan changes and other	—	—	(0.2)	0.3
Actuarial loss	14.3	116.8	12.2	27.1
Benefits paid	(19.2)	(19.9)	(7.8)	(7.1)
Expenses paid	—	—	(0.6)	(1.8)
Net transfers in	—	—	4.6	—
Foreign currency impact	—	—	(6.5)	19.3

Benefit obligation at end of year	$515.6	$478.5	$223.7	$203.3

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$335.5	$281.3	$178.1	$138.6
Adjustments due to new measurement date:
Service and interest cost	—	4.3	—	1.8
Benefit payments, employee contribu-tions and expenses	—	(3.3)	—	(1.4)
Actual return on plan assets	36.8	16.1	13.1	12.4
Employer contributions	30.2	57.0	19.3	15.3
Employee contributions	—	—	1.6	1.6
Benefits paid	(19.2)	(19.9)	(7.8)	(6.4)
Expenses paid	—	—	(0.6)	(0.9)
Net transfers in	—	—	1.2	—
Foreign currency impact	—	—	(5.7)	17.1
Fair value of plan assets at end of year	$383.3	$335.5	$199.2	$178.1

Funded status	$(132.3)	$(143.0)	$(24.5)	$(25.2)

Pension plans in which accumulated benefit obligation exceeded plan assets
Accumulated benefit obligation	$455.8	$425.4	$126.0	$140.3
Fair value of plan assets	383.3	335.5	109.7	119.3

Included in the U.S. in the preceding table is a benefit obligation of  $63.0 million and  $57.9 million for 2010 and 2009, respectively, related to a nonqualified defined benefit plan pursuant to which we will pay supplemental pension benefits to certain key employees upon retirement based upon employees' years of service and compensation. The accrued liability related to this plan was  $57.9 million and  $54.6 million as of November 30, 2010 and 2009, respectively. The assets related to this plan are held in a rabbi trust and accordingly have not been included in the preceding table. These assets were  $49.2 million and  $40.9 million as of November 30, 2010 and 2009, respectively.

Amounts recorded in the balance sheet for all defined benefit pension plans consist of the following:

	United States		International
(millions)	2010	2009	2010	2009
Prepaid pension cost	—	—	$1.3	$3.4
Accrued pension liability	$(132.3)	$(143.0)	(25.8)	(28.6)
Deferred income taxes	74.3	75.2	14.4	10.6
Accumulated other comprehensive income	124.3	125.8	54.1	47.2

The accumulated benefit obligation is the present value of pension benefits (whether vested or unvested) attributed to employee service rendered before the measurement date and based on employee service and compensation prior to that date. The accumulated benefit obligation differs from the projected benefit obligation in that it includes no assumption about future compensation levels. The accumulated benefit obligation for the U.S. pension plans was  $455.8 million and  $425.4 million as of November 30, 2010 and 2009, respectively. The accumulated benefit obligation for the international pension plans was  $203.6 million and  $190.8 million as of November 30, 2010 and 2009, respectively.

The investment objectives of the defined benefit pension plans are to provide assets to meet the current and future obligations of the plans at a reasonable cost to us. The goal is to optimize the long-term return across the portfolio of investments at a moderate level of risk. Higher-returning assets include mutual, co-mingled and other funds comprised of equity securities, utilizing both active and passive investment styles. These more volatile assets are balanced with less volatile assets, primarily mutual, co-mingled and other funds comprised of fixed income securities. Professional investment firms are engaged to provide advice on the selection and monitoring of investment funds, and to provide advice on the allocation of plan assets across the various fund managers. This advice is based in part on the duration of each plan's liability as some of our plans are active while others are frozen. The investment return performances are evaluated quarterly against specific benchmark indices and against a peer group of funds of the same asset classification.

Our allocations of U.S. pension plan assets as of November 30, 2010 and 2009, by asset category, were as follows:

	Actual		2010
Asset Category	2010	2009	Target
Equity securities	67.3%	64.9%	70%
Fixed income securities	26.5%	24.3%	25%
Other	6.2%	10.8%	5%

Total	100.0%	100.0%	100%

The allocations of the international pension plans' assets as of November 30, 2010 and 2009, by asset category, were as follows:

	Actual		2010
Asset Category	2010	2009	Target
Equity securities	67.0%	55.4%	57%
Fixed income securities	32.4%	41.5%	35%
Other	0.6%	3.1%	8%

Total	100.0%	100.0%	100%

The following tables set forth by level, within the fair value hierarchy as described in note 8, pension plan assets at their fair value as of November 30, 2010 for the United States and International plans:

	United States
(millions)	Total fair value	Level 1	Level 2	Level 3
Cash and cash equivalents	$1.5	$1.5	—	—
Equity securities:
U.S. equity securities(a)	190.9	79.2	$111.7	—
International equity securities(b)	67.1	67.1	—	—
Fixed income securities:
U.S./government/corporate bonds(c)	63.4	63.4	—	—
High yield bonds(d)	21.1	—	21.1	—
International/government/corporate bonds(e)	16.2	16.2	—	—
Insurance contracts(f)	1.0	—	1.0	—
Other types of investments:
Hedge fund of funds(g)	18.9	—	—	$18.9
Private equity funds(h)	3.2	—	—	3.2

Total investments	$383.3	$227.4	$133.8	$22.1

	International
(millions)	Total fair value	Level 1	Level 2	Level 3
Cash and cash equivalents	$1.4	$1.4	—	—
International equity securities(b)	133.3	—	$133.3	—
Fixed income securities:
International/government/corporate bonds(e)	47.1	—	47.1	—
Insurance contracts(f)	17.4	—	17.4	—

Total investments	$199.2	$1.4	$197.8	—

(a)	This category comprises equity funds and collective equity trust funds that most closely track the S&P index and other equity indices.
(b)	This category comprises international equity funds with varying benchmark indices.
(c)	This category comprises funds consisting of U.S. government and U.S. corporate bonds and other fixed income securities. An appropriate benchmark is the Barclays Capital Aggregate Bond Index.
(d)	This category comprises funds consisting of real estate related debt securities with an appropriate benchmark of the Barclays Investment Grade CMBS Index.
(e)	This category comprises funds consisting of international government/corporate bonds and other fixed income securities with varying benchmark indices.
(f)	This category comprises insurance contracts with an appropriate benchmark of the Lipper Institutional Money Market Index.
(g)	This category comprises Hedge Fund of Funds investing in strategies represented in the HFRI Fund of Funds Index.
(h)	This category comprises private equity, venture capital and limited partnerships.

The change in fair value of the Plan's Level 3 assets for 2010 is summarized as follows:

(millions)	Beginning of year	Realized gains	Unrealized gains	Net, purchases and sales	End of year
Hedge fund of funds	$16.3	—	$0.6	$2.0	$18.9
Private equity funds	2.2	—	0.1	0.9	3.2

Total	$18.5	$—	$0.7	$2.9	$22.1

The value for the Level 3 assets is determined by the general partner or the general partner's designee on a periodic basis. In addition, we engage an independent advisor to compare the venture capital fund's returns to other funds with similar strategies. Each fund is required to have an annual audit by an independent accountant and that is provided to the independent advisor. This provides a basis of comparability relative to similar assets in this category.

Equity securities in the U.S. plan included McCormick stock with a fair value of  $20.0 million (0.5 million shares and 5.2% of total U.S. pension plan assets) and  $15.7 million (0.4 million shares and 4.7% of total U.S. pension plan assets) at November 30, 2010 and 2009, respectively. Dividends paid on these shares were  $0.5 million and  $0.4 million in 2010 and in 2009, respectively.

Pension benefit payments in our most significant plans are made from assets of the pension plans. It is anticipated that future benefit payments for the U.S. plans for the next 10 fiscal years will be as follows:

(millions)	United States expected payments
2011	$19.8
2012	21.0
2013	22.6
2014	25.0
2015	26.7
2016–2020	165.9

It is anticipated that future benefit payments for the international plans for the next 10 fiscal years will be as follows:

(millions)	International expected payments
2011	$7.3
2012	8.0
2013	8.6
2014	9.4
2015	10.2
2016–2020	67.4

In 2011, we expect to contribute approximately  $30 million to our U.S. pension plans and approximately  $10 million to our international pension plans.

401(k) Retirement Plans

For the U.S. McCormick 401(k) Retirement Plan, we match 100% of a participant's contribution up to the first 3% of the participant's salary, and 50% of the next 2% of the participant's salary. Certain of our smaller U.S. subsidiaries sponsor separate 401(k) retirement plans. Our contributions charged to expense under all 401(k) retirement plans were  $6.8 million,  $6.5 million and  $6.1 million in 2010, 2009 and 2008, respectively.

At the participant's election, 401(k) retirement plans held 2.8 million shares of McCormick stock, with a fair value of  $122.0 million, at November 30, 2010. Dividends paid on these shares in 2010 were  $2.9 million.

Postretirement Benefits Other Than Pensions

We currently provide postretirement medical and life insurance benefits to certain U.S. employees who were covered under the active employees' plan and retire after age 55 with at least 5 years of service. Employees hired after December 31, 2008 are not eligible for a company subsidy. They are eligible for coverage on an access-only basis. The subsidy provided under these plans is based primarily on age at date of retirement. These benefits are not pre-funded but paid as incurred.

Our other postretirement benefit expense follows:

(millions)	2010	2009	2008
Service cost	$5.0	$3.1	$3.5
Interest costs	5.0	6.7	6.4
Amortization of prior service costs	(5.5)	(3.6)	(1.3)
Amortization of (gains)/losses	1.3	(0.3)	0.9
Special termination benefits	—	(0.3)	—

Postretirement benefit expense	$5.8	$5.6	$9.5

Rollforwards of the benefit obligation, fair value of plan assets and a reconciliation of the plans' funded status at November 30, the measurement date, follow:

(millions)	2010	2009
Change in benefit obligation:
Benefit obligation at beginning of year	$102.2	$82.2
Service cost	5.0	3.2
Interest costs	5.0	6.7
Employee contributions	2.9	3.0
Medicare prescription subsidy	0.4	0.5
Plan amendments	(3.3)	(8.0)
Other plan assumptions	(3.2)	1.0
Trend rate assumption change	0.5	2.2
Discount rate change	4.0	23.2
Actuarial gain	(2.9)	(2.2)
Benefits paid	(8.8)	(9.6)

Benefit obligation at end of year	$101.8	$102.2

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	—	—
Employer contributions	$5.5	$6.1
Employee contributions	2.9	3.0
Medicare prescription subsidy	0.4	0.5
Benefits paid	(8.8)	(9.6)

Fair value of plan assets at end of year	—	—

Other postretirement benefit liability	$(101.8)	$(102.2)

Estimated future benefit payments (net of employee contributions) for the next 10 fiscal years are as follows:

(millions)	Retiree medical	Retiree life insurance	Total
2011	$7.6	$1.1	$8.7
2012	7.5	1.2	8.7
2013	7.5	1.2	8.7
2014	7.4	1.2	8.6
2015	7.4	1.3	8.7
2016–2020	35.6	6.6	42.2

The assumed discount rate was 4.7% and 5.2% for 2010 and 2009, respectively.

For 2011, the assumed annual rate of increase in the cost of covered health care benefits is 9.0% (9.0% last year). It is assumed to decrease gradually to 5.0% in the year 2018 (5.0% in 2017 last year) and remain at that level thereafter. Changing the assumed health care cost trend would have the following effect:

(millions)	One percentage point increase	One percentage point decrease
Effect on total of service and interest cost components in 2010	$0.3	$(0.2)
Effect on benefit obligation as of November 30, 2010	—	—

STOCK-BASED COMPENSATION	12 Months Ended
Nov. 30, 2010
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

10. STOCK-BASED COMPENSATION

We calculate and record compensation expense on the fair value of grants of various stock-based compensation programs over the vesting period of the awards. Awards are calculated at their fair value at date of grant. The resulting compensation expense is recorded in the income statement ratably over the shorter of the period until vesting or the employee's retirement eligibility date. For employees eligible for retirement on the date of grant, compensation expense is recorded immediately.

For all grants, the amount of compensation expense to be recorded is adjusted for an estimated forfeiture rate which is based on historical data.

Total stock-based compensation expense for 2010, 2009 and 2008 was  $11.9 million,  $12.7 million and  $18.2 million, respectively. Total unrecognized stock-based compensation expense at November 30, 2010 was  $10.0 million and the weighted-average period over which this will be recognized is 1.3 years.

We have two types of stock-based compensation awards; restricted stock units (RSUs) and stock options. Below, we have summarized the key terms and methods of valuation for our stock-based compensation awards.

RSUs

RSUs are valued at the market price of the underlying stock on the date of grant. Substantially all of the RSUs vest over a two-year term and are expensed ratably over that period, subject to the retirement eligibility rules discussed above.

A summary of our RSU activity for the years ended November 30 follows:

(shares in thousands)	2010		2009		2008
	Shares	Weighted- average price	Shares	Weighted- average price	Shares	Weighted- average price
Beginning of year	353	$32.40	370	$36.78	373	$36.47
Granted	177	38.36	223	29.89	279	36.21
Vested	(238)	33.15	(237)	36.27	(277)	35.77
Forfeited	(3)	32.71	(3)	32.67	(5)	37.04

Outstanding—end of year	289	$35.42	353	$32.40	370	$36.78

Stock Options

Stock options are granted with an exercise price equal to the market price of the stock at the date of grant. Substantially all of the options granted vest ratably over a four-year period and are exercisable over a ten-year period. Upon exercise of the option, shares would be issued from our authorized and unissued shares.

The fair value of the options are estimated using a lattice option pricing model which uses the assumptions in the table below. We believe the lattice model provides a better estimated fair value of our options as it uses a range of possible outcomes over an option term and can be adjusted for changes in certain assumptions over time. Expected volatilities are based on the historical performance of our stock. We also use historical data to estimate the timing and amount of option exercises and forfeitures within the valuation model. The expected term of the options is an output of the option pricing model and estimates the period of time that options are expected to remain unexercised. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant.

The per share weighted-average fair value for all options granted was  $6.88,  $5.04 and  $7.20 in 2010, 2009 and 2008, respectively. These fair values were computed using the following range of assumptions for our various stock compensation plans for the years ended November 30:

	2010	2009	2008
Risk-free interest rates	0.2–3.8%	0.2–2.7%	1.4–3.6%
Dividend yield	2.7%	3.2%	2.3%
Expected volatility	20.4–24.2%	24.9%	18.7–24.7%
Expected lives	6.2 years	6.2 years	6.1 years

Under our stock option plans, we may issue shares on a net basis at the request of the option holder. This occurs by netting the option cost in shares from the shares exercised.

A summary of our stock option activity for the years ended November 30 follows:

(shares in millions)	2010		2009		2008
	Shares	Weighted- average exercise price	Shares	Weighted- average exercise price	Shares	Weighted- average exercise price
Beginning of year	11.3	$29.45	11.9	$28.33	14.2	$26.38
Granted	1.0	38.39	1.2	29.89	0.6	37.58
Exercised	(4.8)	27.25	(1.7)	20.89	(2.8)	20.50
Forfeited	(0.1)	33.97	(0.1)	35.71	(0.1)	34.23

End of year	7.4	32.01	11.3	29.45	11.9	28.33

Exercisable—end of year	5.2	$30.86	9.5	$28.97	10.6	$27.23

As of November 30, 2010, the intrinsic value (the difference between the exercise price and the market price) for the options outstanding was  $88.5 million and for options exercisable was  $68.6 million. The total intrinsic value of all options exercised during the years ended November 30, 2010, 2009 and 2008 was  $63.9 million,  $21.9 million and  $53.3 million, respectively. A summary of our stock options outstanding and exercisable at November 30, 2010 follows:

(shares in millions)	Options outstanding			Options exercisable
Range of exercise price	Shares	Weighted- average remaining life (yrs)	Weighted- average exercise price	Shares	Weighted- average remaining life (yrs)	Weighted- average exercise price
$17.00– $24.33	1.4	1.5	$21.31	1.4	1.5	$21.31
$24.34– $31.67	2.6	5.3	30.28	1.7	3.7	30.48
$31.68– $39.00	3.4	6.2	37.92	2.1	4.6	37.73

	7.4	4.9	$32.01	5.2	3.3	$30.86

RESTRUCTURING ACTIVITIES	12 Months Ended
Nov. 30, 2010
RESTRUCTURING ACTIVITIES
RESTRUCTURING ACTIVITIES

11. RESTRUCTURING ACTIVITIES

In November 2005, the Board of Directors approved a restructuring plan to consolidate our global manufacturing, rationalize our distribution facilities, improve our go-to-market strategy, eliminate administrative redundancies and rationalize our joint venture partnerships. From 2005 through 2009, we recorded total pre-tax charges of  $128.7 million for this program.

As of November 30, 2009 this restructuring program was completed.

The following is a summary of restructuring activities for 2009 and 2008:

(millions)	2009	2008
Pre-tax restructuring charges
Other restructuring charges	$13.7	$12.1

Recorded in cost of goods sold	2.5	4.5

Reduction in operating income	16.2	16.6
Income tax effect	(5.3)	(5.1)

Reduction in net income	$10.9	$11.5

In 2009, we recorded  $8.2 million of severance costs, primarily associated with the reduction of administrative personnel in Europe and to the planned closure of a manufacturing facility in The Netherlands. In addition, we recorded  $2.5 million of other exit costs and  $5.5 million for asset write-downs related to The Netherlands plant closure. The asset write-downs were for accelerated depreciation and inventory write-offs.

In 2008, we recorded  $13.0 million of severance costs, primarily associated with the reduction of administrative personnel in Europe, the U.S. and Canada. In addition, we recorded  $9.1 million of other exit costs related to the consolidation of production facilities in Europe and the reorganization of distribution networks in the U.S. and the U.K. These restructuring charges were offset by a  $5.5 million credit related to the disposal of assets. This credit was primarily the result of a gain on the disposal of our Salinas, California manufacturing facility, which was consolidated with other manufacturing facilities in 2007.

The business segment components of the restructuring charges recorded in 2009 and 2008 are as follows:

(millions)	2009	2008
Consumer	$12.3	$9.7
Industrial	3.9	6.9

Total restructuring charges	$16.2	$16.6

The restructuring charges recorded in the consumer business include severance costs and special early retirement benefits associated with our voluntary separation program in several functions in Europe and Canada; consolidation of certain manufacturing facilities in Europe; the reorganization of distribution networks in the U.S. and the U.K.; and closure of a manufacturing facility in The Netherlands, partially offset by the Salinas gain.

The restructuring charges recorded in the industrial business include severance costs and special early retirement benefits associated with our voluntary separation program in several functions in Europe.

During 2010, 2009 and 2008, we spent  $4.2 million,  $9.0 million and  $0.8 million, respectively, in cash on the restructuring plan.

INCOME TAXES	12 Months Ended
Nov. 30, 2010
INCOME TAXES
INCOME TAXES

12. INCOME TAXES

The provision for income taxes consists of the following:

(millions)	2010	2009	2008
Income taxes
Current
Federal	$78.0	$83.4	$85.7
State	10.6	10.9	7.7
International	18.9	14.7	16.0

	107.5	109.0	109.4

Deferred
Federal	9.4	24.5	5.3
State	2.1	2.7	0.2
International	(1.0)	(3.2)	(14.3)

	10.5	24.0	(8.8)

Total income taxes	$118.0	$133.0	$100.6

The components of income from consolidated operations before income taxes follow:

(millions)	2010	2009	2008
Pretax income
United States	$357.4	$338.3	$256.8
International	105.3	78.2	81.0

	$462.7	$416.5	$337.8

A reconciliation of the U.S. federal statutory rate with the effective tax rate follows:

	2010	2009	2008
Federal statutory tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefits	1.8	2.1	1.9
International tax at different rates	(4.1)	(3.7)	(7.5)
U.S. tax on remitted and unremitted earnings	(1.6)	0.4	0.5
U.S. tax credits	(0.1)	(0.3)	(0.3)
U.S. manufacturing deduction	(1.3)	(0.8)	(1.6)
Retirement plans	(0.3)	(0.8)	1.7
Finalization of open tax years and changes in tax contingencies	(3.8)	(0.4)	0.2
Other, net	(0.1)	0.4	(0.1)

Total	25.5%	31.9%	29.8%

Deferred tax assets and liabilities are comprised of the following:

(millions)	2010	2009
Deferred tax assets
Employee benefit liabilities	$127.5	$131.1
Other accrued liabilities	24.6	25.9
Inventory	9.5	9.3
Net operating and capital loss carryforwards	24.2	22.9
Other	20.0	12.8
Valuation allowance	(22.9)	(20.5)

	182.9	181.5

Deferred tax liabilities
Depreciation	41.4	43.9
Intangible assets	114.0	98.3
Other	5.7	6.2

	161.1	148.4

Net deferred tax asset	$21.8	$33.1

At November 30, 2010, our non-U.S. subsidiaries have tax loss carryforwards of  $121.9 million, of which  $11.4 million are from the excess tax benefits related to stock-based compensation deductions which will increase equity once the benefit is realized through a reduction of income taxes payable. Of these carryforwards,  $39.3 million expire through 2015,  $31.9 million from 2016 through 2024 and  $50.7 million may be carried forward indefinitely.

At November 30, 2010, our non-U.S. subsidiaries have capital loss carryforwards of  $5.9 million. All of these carryforwards may be carried forward indefinitely.

At November 30, 2010, we have tax credit carryforwards of  $7.9 million, which expire in 2020.

A valuation allowance has been provided to record deferred tax assets at their net realizable value. The  $2.4 million net increase in the valuation allowance was mainly due to an additional valuation allowance related to losses generated in 2010 which may not be realized in future periods.

U.S. income taxes are not provided for unremitted earnings of international subsidiaries and affiliates where our intention is to reinvest these earnings permanently. Unremitted earnings of such entities were  $686.3 million at November 30, 2010.

The total amount of unrecognized tax benefits as of November 30, 2010 and November 30, 2009 were  $20.7 million and  $31.2 million, respectively. This includes  $20.7 million and  $30.9 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate.

The following table summarizes the activity related to our gross unrecognized tax benefits for the years ended November 30, 2010, 2009 and 2008:

(millions)	2010	2009	2008
Balance at beginning of year	$31.2	$28.6	$26.5
Additions for current year tax positions	5.1	3.7	4.5
Additions for prior year tax positions	3.4	1.7	4.8
Reductions for prior year tax positions	(2.6)	(3.6)	(2.0)
Settlements	(0.6)	—	(1.7)
Statute expirations	(15.8)	—	(2.4)
Foreign currency translation	—	0.8	(1.1)

Balance at November 30,	$20.7	$31.2	$28.6

The  $15.8 million of statute expirations is mainly composed of a  $13.9 million reserve reversal that was originally recorded based on uncertainties about the tax aspects of transactions related to the reorganization of our European operations and divestment of certain of our joint ventures.

We record interest and penalties on income taxes in income tax expense. We recognized interest and penalty income of  $2.2 million and interest and penalty expense of  $0.7 million for the years ended November 30, 2010 and 2009, respectively. As of November 30, 2010 and 2009, we had accrued  $1.2 million and  $3.9 million, respectively, of interest and penalties related to unrecognized tax benefits.

We file income tax returns in the U.S. federal jurisdiction and various state and non-U.S. jurisdictions. The open years subject to tax audits varies depending on the tax jurisdictions. In major jurisdictions, we are no longer subject to income tax audits by taxing authorities for years before 2006. In 2010, the Internal Revenue Service commenced an examination of our U.S. income tax return for the tax years 2007 and 2008.

It is possible that the amount of the liability for unrecognized tax benefits could change during the next 12 months as a result of the resolution of previously filed tax returns in various jurisdictions. We do not anticipate any significant impact to the unrecognized tax benefit balance.

EARNINGS PER SHARE	12 Months Ended
Nov. 30, 2010
EARNINGS PER SHARE
EARNINGS PER SHARE

13. EARNINGS PER SHARE

The reconciliation of shares outstanding used in the calculation of basic and diluted earnings per share for the years ended November 30, 2010, 2009 and 2008 follows:

(millions)	2010	2009	2008
Average shares outstanding—basic	132.9	130.8	129.0
Effect of dilutive securities:
Stock options	1.8	1.5	2.8

Average shares outstanding—diluted	134.7	132.3	131.8

The following table sets forth the stock options and RSUs for the years ended November 30, 2010, 2009 and 2008 which were not considered in our earnings per share calculation since they were antidilutive.

(millions)	2010	2009	2008
Antidilutive securities	0.6	4.4	3.4

CAPITAL STOCK	12 Months Ended
Nov. 30, 2010
CAPITAL STOCK
CAPITAL STOCK

14. CAPITAL STOCK

Holders of Common Stock have full voting rights except that (1) the voting rights of persons who are deemed to own beneficially 10% or more of the outstanding shares of Common Stock are limited to 10% of the votes entitled to be cast by all holders of shares of Common Stock regardless of how many shares in excess of 10% are held by such person; (2) we have the right to redeem any or all shares of stock owned by such person unless such person acquires more than 90% of the outstanding shares of each class of our common stock; and (3) at such time as such person controls more than 50% of the vote entitled to be cast by the holders of outstanding shares of Common Stock, automatically, on a share-for-share basis, all shares of Common Stock Non-Voting will convert into shares of Common Stock.

Holders of Common Stock Non-Voting will vote as a separate class on all matters on which they are entitled to vote. Holders of Common Stock Non-Voting are entitled to vote on reverse mergers and statutory share exchanges where our capital stock is converted into other securities or property, dissolution of the Company and the sale of substantially all of our assets, as well as forward mergers and consolidation of the Company.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Nov. 30, 2010
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

During the normal course of our business, we are occasionally involved with various claims and litigation. Reserves are established in connection with such matters when a loss is probable and the amount of such loss can be reasonably estimated. At November 30, 2010 and 2009, no material reserves were recorded. No reserves are established for losses which are only reasonably possible. The determination of probability and the estimation of the actual amount of any such loss is inherently unpredictable, and it is therefore possible that the eventual outcome of such claims and litigation could exceed the estimated reserves, if any. However, we believe that the likelihood that any such excess might have a material adverse effect on our financial statements is remote.

BUSINESS SEGMENTS AND GEOGRAPHIC AREAS	12 Months Ended
Nov. 30, 2010
BUSINESS SEGMENTS AND GEOGRAPHIC AREAS
BUSINESS SEGMENTS AND GEOGRAPHIC AREAS

16. BUSINESS SEGMENTS AND GEOGRAPHIC AREAS

Business Segments

We operate in two business segments: consumer and industrial. The consumer and industrial segments manufacture, market and distribute spices, herbs, seasonings, specialty foods and flavors throughout the world. The consumer segment sells to retail outlets, including grocery, mass merchandise, warehouse clubs, discount and drug stores under the McCormick brand and a variety of brands around the world, including Lawry's, Zatarain's, Simply Asia, Thai Kitchen, Old Bay, El Guapo, Ducros, Schwartz, Vahiné, Silvo, Club House, Billy Bee and Aeroplane. The industrial segment sells to other food manufacturers and the foodservice industry both directly and indirectly through distributors.

In each of our segments, we produce and sell many individual products which are similar in composition and nature. It is impractical to segregate and identify profits for each of these individual product lines.

We measure segment performance based on operating income excluding restructuring charges from our restructuring programs as this activity is managed separately from the business segment. In 2008 we also measured our segments excluding the non-cash impairment charge to reduce the value of the Silvo brand. Although the segments are managed separately due to their distinct distribution channels and marketing strategies, manufacturing and warehousing are often integrated to maximize cost efficiencies. We do not segregate jointly utilized assets by individual segment for internal reporting, evaluating performance or allocating capital. Therefore, asset-related information has been disclosed in the aggregate.

We have a large number of customers for our products. Sales to one of our industrial business customers, PepsiCo, Inc., accounted for 10% of consolidated sales in 2010, 11% of consolidated sales in 2009 and 10% of consolidated sales in 2008. In 2010 and 2009, sales to Wal-Mart Stores, Inc., a consumer business customer, accounted for 11% of consolidated sales.

Accounting policies for measuring segment operating income and assets are consistent with those described in note 1. Because of integrated manufacturing for certain products within the segments, products are not sold from one segment to another but rather inventory is transferred at cost. Inter-segment sales are not material. Corporate assets include cash, deferred taxes, investments and certain fixed assets.

BUSINESS SEGMENT RESULTS

(millions)	Consumer	Industrial	Total segments	Corporate & other	Total
2010
Net sales	$1,999.0	$1,337.8	$3,336.8	—	$3,336.8
Operating income	402.4	107.4	509.8	—	509.8
Income from unconsolidated operations	20.2	5.3	25.5	—	25.5
Goodwill	1,273.2	144.2	1,417.4	—	1,417.4
Assets	—	—	3,211.8	$207.9	3,419.7
Capital expenditures	—	—	66.1	22.9	89.0
Depreciation and amortization	—	—	75.4	19.7	95.1
2009
Net sales	$1,911.2	$1,280.9	$3,192.1	—	$3,192.1
Operating income excluding restructuring charges	397.9	85.2	483.1	—	483.1
Income from unconsolidated operations	12.1	4.2	16.3	—	16.3
Goodwill	1,334.5	145.2	1,479.7	—	1,479.7
Assets	—	—	3,207.4	$180.4	3,387.8
Capital expenditures	—	—	64.4	18.0	82.4
Depreciation and amortization	—	—	77.8	16.5	94.3
2008
Net sales	$1,850.8	$1,325.8	$3,176.6	—	$3,176.6
Operating income excluding impairment and restructuring charges	343.3	78.8	422.1	—	422.1
Income from unconsolidated operations	13.4	5.2	18.6	—	18.6
Goodwill	1,110.0	120.2	1,230.2	—	1,230.2
Assets	—	—	3,091.6	$128.7	3,220.3
Capital expenditures	—	—	77.1	8.7	85.8
Depreciation and amortization	—	—	66.2	19.4	85.6

A reconciliation of operating income excluding impairment and restructuring charges (which we use to measure segment profitability) to operating income is as follows:

(millions)	Total
2009
Operating income, excluding restructuring charges	$483.1
Less: Restructuring charges	16.2

Operating income	$466.9

2008
Operating income, excluding impairment and restructuring charges	$422.1
Less: Impairment charge	29.0
Less: Restructuring charges	16.6

Operating income	$376.5

Geographic Areas

We have net sales and long-lived assets in the following geographic areas:

(millions)	United States	EMEA	Other countries	Total
2010
Net sales	$2,041.3	$681.8	$613.7	$3,336.8
Long-lived assets	1,240.9	690.3	206.7	2,137.9
2009
Net sales	$1,981.5	$671.0	$539.6	$3,192.1
Long-lived assets	1,230.0	778.3	198.5	2,206.8
2008
Net sales	$1,846.5	$767.4	$562.7	$3,176.6
Long-lived assets	1,225.0	676.8	164.3	2,066.1

Long-lived assets include property, plant and equipment, goodwill and intangible assets, net of accumulated depreciation and amortization.

SUPPLEMENTAL FINANCIAL STATEMENT DATA	12 Months Ended
Nov. 30, 2010
SUPPLEMENTAL FINANCIAL STATEMENT DATA
SUPPLEMENTAL FINANCIAL STATEMENT DATA

17. SUPPLEMENTAL FINANCIAL STATEMENT DATA

Supplemental income statement, balance sheet and cash flow information follows:

(millions)	2010	2009
Inventories
Finished products	$234.1	$237.6
Raw materials and work-in-process	243.5	220.0

	$477.6	$457.6

Prepaid expenses	$13.6	$11.5
Other current assets	87.2	96.6

	$100.8	$108.1

Property, plant and equipment
Land and improvements	$29.5	$29.7
Buildings	282.6	290.1
Machinery and equipment	567.6	542.4
Software	244.3	231.6
Construction-in-progress	39.3	34.6
Accumulated depreciation	(675.3)	(638.6)

	$488.0	$489.8

Investments and other assets
Investments in affiliates	$121.2	$68.4
Long-term investments	65.8	54.5
Prepaid allowances	24.0	26.6
Other assets	54.9	61.0

	$265.9	$210.5

Other accrued liabilities
Payroll and employee benefits	$139.5	$122.1
Sales allowances	138.8	126.0
Other	153.4	155.3

	$431.7	$403.4

Other long-term liabilities
Pension	$154.7	$171.9
Postretirement benefits	92.9	93.9
Deferred taxes	48.5	32.8
Income taxes payable	21.9	34.9
Other	24.3	17.6

	$342.3	$351.1

(millions)	2010	2009	2008
Depreciation	$79.0	$80.8	$67.6
Interest paid	49.3	54.3	51.6
Income taxes paid	83.2	107.1	102.7
Interest capitalized	—	0.2	0.9

(millions)	2010	2009
Accumulated other comprehensive (loss) income, net of tax where applicable
Foreign currency translation adjustment	$184.7	$293.3
Unrealized loss on foreign currency exchange contracts	(0.7)	(0.5)
Unamortized value of settled interest rate swaps	(5.9)	(6.1)
Pension and other postretirement costs	(181.8)	(177.6)

	$(3.7)	$109.1

Dividends paid per share were  $1.04 in 2010,  $0.96 in 2009 and  $0.88 in 2008.

SELECTED QUARTERLY DATA (UNAUDITED)	12 Months Ended
Nov. 30, 2010
SELECTED QUARTERLY DATA (UNAUDITED)
SELECTED QUARTERLY DATA (UNAUDITED)

18. SELECTED QUARTERLY DATA ( UNAUDITED)

(millions except per share data)	First	Second	Third	Fourth
2010
Net sales	$764.5	$798.3	$794.6	$979.5
Gross profit	310.2	326.7	334.8	446.0
Operating income	100.8	97.5	126.0	185.4
Net income	67.9	66.2	102.4	133.6
Basic earnings per share	0.51	0.50	0.77	1.00
Diluted earnings per share	0.51	0.49	0.76	0.99
Dividends paid per share—
Common Stock and Common Stock Non-Voting	0.26	0.26	0.26	0.26
Market price—Common Stock
High	37.71	39.75	40.89	48.00
Low	35.72	37.23	37.69	40.38
Market price—Common Stock Non-Voting
High	37.76	39.77	40.90	44.81
Low	35.56	37.33	37.53	40.36
2009
Net sales	$718.5	$757.3	$791.7	$924.5
Gross profit	284.2	302.2	319.0	421.7
Operating income	89.8	82.5	116.6	178.0
Net income	57.7	50.7	75.1	116.4
Basic earnings per share	0.44	0.39	0.57	0.89
Diluted earnings per share	0.44	0.38	0.57	0.87
Dividends paid per share—
Common Stock and Common Stock Non-Voting	0.24	0.24	0.24	0.24
Market price—Common Stock
High	33.05	33.17	33.35	36.46
Low	28.57	28.32	30.64	32.40
Market price—Common Stock Non-Voting
High	33.23	33.44	33.32	36.45
Low	28.82	28.53	30.49	32.42

Historical Financial Summary

(millions except per share and ratio data)	2010	2009	2008	2007	2006

For the Year
Net sales	$3,336.8	$3,192.1	$3,176.6	$2,916.2	$2,716.4
Percent increase	4.5%	0.5%	8.9%	7.4%	4.8%
Operating income	509.8	466.9	376.5	354.2	269.6
Income from unconsolidated operations	25.5	16.3	18.6	20.7	17.1
Net income	370.2	299.8	255.8	230.1	202.2

Per Common Share
Earnings per share—diluted	$2.75	$2.27	$1.94	$1.73	$1.50
Earnings per share—basic	2.79	2.29	1.98	1.78	1.53
Common dividends declared	1.06	0.98	0.90	0.82	0.74
Market Non-Voting closing price—end of year	44.01	35.68	29.77	38.21	38.72
Book value per share	11.00	10.19	8.17	8.57	7.20

At Year-End
Total assets	$3,419.7	$3,387.8	$3,220.3	$2,787.5	$2,568.0
Current debt	100.4	116.1	354.0	149.6	81.4
Long-term debt	779.9	875.0	885.2	573.5	569.6
Shareholders' equity	1,462.7	1,343.5	1,062.8	1,095.0	936.9
Total capital	2,343.0	2,334.6	2,302.0	1,818.1	1,587.9

Other Financial Measures
Percentage of net sales
Gross profit	42.5%	41.6%	40.6%	40.9%	41.0%
Operating income	15.3%	14.6%	11.9%	12.1%	9.9%
Capital expenditures	$89.0	$82.4	$85.8	$78.5	$84.8
Depreciation and amortization	95.1	94.3	85.6	82.6	84.3
Common share repurchases	82.5	—	11.0	157.0	155.9
Debt-to-total capital	37.6%	42.5%	53.8%	39.8%	41.0%
Average shares outstanding
Basic	132.9	130.8	129.0	129.3	131.8
Diluted	134.7	132.3	131.8	132.7	135.0

Total capital includes debt and shareholders' equity.

The historical financial summary includes the impact of certain items that affect the comparability of financial results year to year. In 2010, we have the benefit of the reversal of a significant tax accrual and, from 2006 to 2009, restructuring charges were recorded. Also, in 2008 an impairment charge of  $29.0 million was recorded to reduce the value of the Silvo brand. Related to the acquisition of Lawry's in 2008, we recorded a gain. The net impact of these items is reflected in the following table:

(millions except per share data)	2010	2009	2008	2007	2006
Operating income	—	$(16.2)	$(45.6)	$(34.0)	$(84.1)
Net income	$13.9	(10.9)	26.2	(24.2)	(30.3)
Earnings per share	0.10	(0.08)	(0.20)	(0.18)	(0.22)

VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Nov. 30, 2010
VALUATION AND QUALIFYING ACCOUNTS
VALUATION AND QUALIFYING ACCOUNTS

Supplemental Financial Schedule II Consolidated

McCORMICK & COMPANY, INCORPORATED

VALUATION AND QUALIFYING ACCOUNTS

(IN MILLIONS)

Column A	Column B	Column C Additions		Column D	Column E
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Period
Deducted from asset accounts:
Year ended November 30, 2010:
Allowance for doubtful receivables	$4.5	$—	$(0.2)	$(1.4)	$2.9
Valuation allowance on net deferred tax
assets	20.5	4.7	(1.8)	(0.5)	22.9

	$25.0	$4.7	$(2.0)	$(1.9)	$25.8

Deducted from asset accounts:
Year ended November 30, 2009:
Allowance for doubtful receivables	$4.6	$8.2	$0.5	$(8.8)	$4.5
Valuation allowance on net deferred tax
assets	7.5	7.9	5.1	—	20.5

	$12.1	$16.1	$5.6	$(8.8)	$25.0

Deducted from asset accounts:
Year ended November 30, 2008:
Allowance for doubtful receivables	$5.7	$1.3	$(0.8)	$(1.6)	$4.6
Valuation allowance on net deferred tax
assets	6.2	1.8	(0.2)	(0.3)	7.5

	$11.9	$3.1	$(1.0)	$(1.9)	$12.1